Exhibit 24a



                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

          /s/ F. Duane Ackerman                     April 25, 2004
------------------------------------       -----------------------------------
               F. Duane Ackerman                             Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


         /s/ Ronald M. Dykes                             April 27, 2004
--------------------------------------------      ----------------------------
               Ronald M. Dykes                                Date
             Chief Financial Officer
         (Principal Financial Officer)


         /s/ W. Patrick Shannon                             April 28, 2004
------------------------------------              ----------------------------
               W. Patrick Shannon                             Date
             Vice President - Finance
         (Principal Accounting Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Reuben V. Anderson                    April 25, 2004
------------------------------------      -----------------------------------
               Reuben V. Anderson                           Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James H. Blanchard                   April 25, 2004
------------------------------------     -----------------------------------
               James H. Blanchard                          Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ J. Hyatt Brown                                 April 25, 2004
--------------------------------------------       ----------------------------
               J. Hyatt Brown                                      Date
                   Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Armando M. Codina                      April 25, 2004
------------------------------------      -----------------------------------
          Armando M. Codina                              Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Kathleen F. Feldstein                    April 25, 2004
------------------------------------         -------------------------------
           Kathleen F. Feldstein                           Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James P. Kelly                          April 25, 2004
--------------------------------------      -----------------------------------
          James P. Kelly                                  Date
                Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Leo F. Mullin                             April 25, 2004
------------------------------------        -----------------------------------
            Leo F. Mullin                                   Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Robin B. Smith                           April 25, 2004
------------------------------------         -----------------------------------
            Robin B. Smith                                 Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 20 million shares of common stock issuable pursuant to the BellSouth Corporation Stock and Incentive Compensation Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ William S. Stavropoulos                    April 25, 2004
--------------------------------------------     -----------------------------
         William S. Stavropoulos                            Date
                  Director